Exhibit 99.1
FY09 • Investment Presentation Ticker: RBI

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, the ability to successfully complete integration related activities, actions and initiatives by current and potential competitors, and certain other additional factors described in the Company's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Disclosure regarding forward-looking statements.

Management Team Adam Blumenfeld - Chairman & CEO Family founded Direct Sales of Sporting Goods in 1972 16 Years Industry Experience Terry Babilla - President, COO, General Counsel 15+ Years Industry Experience John Pitts - CFO Formerly with Horizon Health (HORC) 2 Years at RBI Kurt Hagen - EVP Sales/Marketing Formerly with Fossil (FOSL) 2 Years at RBI Tevis Martin - EVP Road Operations 4 Years at RBI STRONG STARTING LINE-UP

Sport Supply Group: Fast Facts Model: Industry: Targets: Competition: Basic Value Proposition: Assets: "Direct Like Dell" One Stop Shop $3-6B Market; Highly Fragmented Non-retail/non-consumer 200,000+ In-School/Out of School Customers and Prospects Local Sporting Goods Stores, Catalogers Factory-Direct Service/Pricing 24-Hour Quick Ship 3M+ Catalogs; 40 Telesales Agents; 200+/- Road Men; 20+ Internet Sites; 22,000 Products Largest Direct Seller of Sports Equipment & Team Uniforms to Institutions in USA

Recent History: Success Story FY'06 FY'07 FY'08(E)* 224M 236M 251M Sales: Organic Growth 33.5% 35.3% 36.2% Gross Margin 3.7% 5.4% 7.8% EBIT (Operating Margin%) $0.18 $0.37 $0.75-0.77 EPS: 2yrs 100%+ Growth 12.0M 16.3M 23.6M EBITDA: 93% Compounded Growth * Fiscal 2008 amounts are unaudited and subject to change.

FY09 Guidance (July 1, 2008) Top Line Growth: 5-10% Continued Gross Margin Expansion Controlled Growth of SG&A 20%+/- EPS Growth to $0.90 (midrange) Excludes Potential Acquisitions Share & Bond Re-purchase Programs in place Focus: Drive Earnings; Expand Footprint; Increase Shareholder & Franchise Value

The Fundamentals

"RBI" as Gateway to Industry 197 Total Road Men 3.0M+ Catalogs 40 Telesalesmen 20+ Web Sites Multiple Tentacles; Deepest Direct Reach RBI Manufacturing Brands $4B Industry (Schools, Parks, Etc.)

Current Structure RBI Sales: $108M Season: Q1,Q2 Product: 90% Uniforms Key Sport: Football, Basketball Catalog Group Road Sales Group Sales: $265M+/- $ .85 - .95 EPS FY '09 Sales: $157M Season: Q1,Q3,Q4 Product: 90% Equipment Key Sport: Baseball, Softball

Why we WIN? Factory-Direct Product Breadth Speed Shipping Private-Label Experience Technology Critical Mass Immense Barrier To Entry Competitive Advantages... 10-30% less than Local Team Distributors 22,000 SKU's; One-Stop 24 Hour Quick Ship $100M/$265M is proprietary product Hundreds of cumulative years of industry knowledge SAP-driven distribution; Touch free internet sites Largest by 5X in Space

We manufacture or direct import 30% of our product mix

We take products to market vertically through: 3.0M+ Catalogs, Flyers and Postcards

40 Outbound Sales Reps Sample Packs Personalized PDF Sales Flyers

197+ Face-to-Face Salesmen

20+ Web Sites

We have many proprietary brands...

We are also a leading re-distributor of certain major brands

New 3-Year Plan EXPANDED FOOTPRINT DOUBLE DIGITS

Dollar, Asian-driven inflation drives price pressure domestically Domestic lending conditions further deteriorate for small businesses Consumer demand weakens due to housing, commodity pressures Inventory shortages due to lack of buying power/factory constraints Result: Customers; Salesmen; Manufacturers gravitate to Best of Breed Winners Strong get Stronger Best of Breed Category Leaders Losers Weak get Weaker or Eliminated Re-Distributor Channel Challenges Success = Strong Balance Sheet; Lean Infrastructure; 1st Mover Mentality

When Trouble = Opportunity Weakening Economy; Inflationary Pressures Local Distributor Weaknesses (can't pass along increases; lack of scale) Business Failures Gravitation of Sales to Industry Leader = RBI Proliferation of Mass Merchant Footprint Local Distributor Walk-In Business Suffers Cannot Subsidize "Team/School" Sales Effort Under-Serviced Customers Gravitate to Industry Leader = RBI Housing Crisis Erodes City/State Tax Bases Troubled Budgets = In Need of 'Value' Institutions choose "Price" over "Friends" RBI Factory-Direct Model & Multi-Touch Marketing = Value & Service

EXPANDED FOOTPRINT Penetrate Personalize Catalog (Big) Telesales (Better) Road Sales (Best) New Product Electronics Fitness Elementary New Channels Cheer/Performance/ Agility International OEM Partnerships Catalogers Platinum Partners Buying Groups Vendors Mass Merchant Partnerships Market Share Acquisitions Acquire Industry Salesmen Economy = Opportunity Extend Reach "Re-Direct Sales" Enhance Vendor Alliances Bundled Offering Expand Equipment & Uniforms Distributors/C atalogs Sales Forces Equipment Brands Increase Road Sales Pro Footprint Leverage Technology & Distribution Strength to Supply Back- Channel Leverage Strong Balance Sheet & Cash Flows; Take Advantage of Industry Fragmentation Horizontal Vertical

DOUBLE DIGITS Double Digit Top-Line Growth 10%+ Revenue Growth Double Digit EBIT Margins SGA as % of Sales 25%+/- Gross Margins into the High 30's+/- HOW? Longer Term Objectives

Maintaining Gross Margin Momentum Controlled Discounting Aspirational Brand Focus Pass-Through Pricing Reduced "Under-Absorption" (Manufacturing Footprint) Improved Freight Differential Positive Product Mix (Elementary Effect) Progress Relative to Industry (Asia Effect)

Sitting on Expenses Leveraging Scalable Platform Leveraging Existing Technology SAP Internet: Reducing Touches Road Sales Platform Efficiencies Reduced Real-Estate Combined Distribution Centers Centralized OE, AR, AP Reducing Administrative Footprint

End Result Gross Margin (%) SGA as (%) of Sales 37%+/- 25%+/- Substantial Earnings Leverage

Historical School Supply Spending 7.5% CAGR U.S. Per Student School Supply Spending Source: US Department of Education

Strong Historical Growth ($ in Millions) 58.7% 62.9% 61.0% CAGR% * Fiscal 2008 amounts are unaudited and subject to change.

Historical Results Sales GP% SG&A% EPS Diluted Shares 2008(E)* 2006 2007 $224.2M 33.5% 29.8% $ .18 10.4M $236.9M 35.3% 29.9% $ .37 10.4M $251.4M 36.2% 28.4% $ .75 - .77 15.7M * Fiscal 2008 amounts are unaudited and subject to change. Fiscal Year Ended June 30,

Strong Balance Sheet ($ in 000's) June 30, 2006 June 30, 2007 June 30, 2008(E)* Cash and Cash Equivalents $4,079 $5,670 $20,531 Accounts Receivable $31,004 $31,154 $34,060 Inventories $37,185 $32,241 $36,318 Senior Bank Debt $13,981 $24,693 --- 5.75% Subordinated Debentures $50,000 $50,000 $50,000 * Fiscal 2008 amounts are unaudited and subject to change.

Financial Ratios Operating Ratios 47.9 49.6 1.5 4.3 7.9% 6.5% $ 4.94 $ 0.37 $ 1.56 Fiscal 2008(E)* Fiscal 2006 49.3 52.5 0.6 1.3 12.3% 10.4% $ 6.54 $ 0.75 - .77 $1.75 50.4 60.2 1.4 5.0 4.0% 5.9% $ 4.57 $ 0.18 $ (0.18) Days Sales Outstanding Days Inventory Debt/Equity Net Debt/EBITDA Return on Equity Return on Invested Capital Book Value Per Share O/S Earnings Per Share - Diluted Free Cash Flow Per Share Solvency Ratios Management Effectiveness Per Share Data Fiscal 2007 * Fiscal 2008 amounts are unaudited and subject to change.

Financing Agreements Revolving Credit Facility $25.0M Facility $30.0M Accordion potentially expands facility to $55.0M Expires June 1, 2010 Zero Outstanding $50M 5.75% Convertible Senior Subordinated Notes Due December 2009 Conversion Price of $14.65 Redeemable if price of stock exceeds 150% of the conversion price for 20 trading days

End Game Drive EPS Collect Cash Convert Bonds to Equity Lock Down the Space

FY09 • Investment Presentation Ticker: RBI